UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 26, 2017

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Waugh Drive, Suite 1000	77007
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On April 26, 2017, Kirby Corporation (“Kirby”) issued a press release announcing earnings for the first quarter ended March 31, 2017.  A copy of the press release is attached as Exhibit 99.1 to this report.

EBITDA, a non-GAAP financial measure, is used in the press release.  Kirby defines EBITDA as net earnings attributable to Kirby before interest expense, taxes on income, depreciation and amortization.  Kirby has historically evaluated its operating performance using numerous measures, one of which is EBITDA.  EBITDA is presented because of its wide acceptance as a financial indicator.  EBITDA is one of the performance measures used in Kirby’s incentive bonus plan.  EBITDA is also used by rating agencies in determining Kirby’s credit rating and by analysts publishing research reports on Kirby, as well as by investors and investment bankers generally in valuing companies.  A quantitative reconciliation of EBITDA to GAAP net earnings attributable to Kirby for the 2017 and 2016 first quarters is included in the press release.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Kirby held its Annual Meeting of Stockholders on April 25, 2017, at which the stockholders voted on the following matters:

1.          Richard J. Alario, David W. Grzebinski and Richard R. Stewart were elected Class I directors of Kirby to serve until the 2020 Annual Meeting of Stockholders by the following vote:

	For	Against	Abstain	Broker Non-Votes
Richard J. Alario	48,199,478	309,957	7,002	1,599,019
David W. Grzebinski	48,313,385	196,046	7,006	1,599,019
Richard R. Stewart	48,334,868	174,617	6,952	1,599,019

2.          The Audit Committee’s selection of KPMG LLP as Kirby’s independent registered public accounting firm for 2017 was ratified by the following vote:

For	49,943,328
Against	164,314
Abstain	7,814

3.          Advisory vote on the approval of the compensation of Kirby’s named executive officers:

For	44,661,797
Against	3,788,838
Abstain	65,802
Broker non-votes	1,599,019

4.          Advisory vote on the frequency of advisory votes on executive compensation:

One year	43,584,865
Two years	724,402
Three years	3,415,927
Abstain	790,243
Broker non-votes	1,599,019

Kirby has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits:
99.1	Press release dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION (Registrant)

	By:	/s/ C. Andrew Smith
C. Andrew Smith
Executive Vice President
and Chief Financial Officer

Dated: April 27, 2017

EXHIBIT INDEX

Exhibit 99.1	Press release dated April 26, 2017